Offerings - Offering: 1	Jun. 30, 2026 USD ($)
Offering:
Fee Previously Paid	true
Rule 457(r)	true
Security Type	Debt
Security Class Title	Debt Securities
Maximum Aggregate Offering Price	$ 100,000.00
Amount of Registration Fee	$ 13.81
Offering Note	The maximum aggregate amount of the securities to which the amended prospectus relates is $100,000.00. The initial fee of $13.81 for the aggregate of $100,000.00 was previously paid - Accession No. 0001104659-26-078911.